FIXED ASSETS (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Furniture and fixtures	$ 128,890	$ 128,093
Computer equipment	50,563	61,831
Machinery and equipment	278,962	250,986
Leasehold improvements	19,348	19,348
Total cost	477,763	460,258
Less accumulated depreciation	(404,782)	(410,773)
Net book value	$ 72,981	$ 49,485